UNITED STATES
COMMISSION AND EXCHANGE COMMISSION
Washington, D. C. 20549
http://www.Commission.gov
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Commission Exchange Act of 1934
For the Period-Ended: February 28, 2011
DMS FLORIDA, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State of Incorporation)	0-27539 (Commission File Number)	27-4933758 (IRS FEIN)
2171 Monroe Avenue
Suite 204
Rochester, New York 14618-2432
(Address of Principal Executive Offices)
(877) 383-7396
(Registrant’s Telephone Number)
(585) 360-2031
(Registrant’s Telecopier Address)
DISTRIBUTION MANAGEMENT SERVICES, INC.
2029 Taft Street
Suite 5
Hollywood, Florida 33020-2724
(Registrant’s Former Name and Address)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Commission Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13a-4(c))

ANY INVESTMENT IN OUR COMMISSION REPRESENTS A HIGH DEGREE OF RISK. DO NOT INVEST IN OUR COMMISSION UNLESS YOU ARE PREPARED TO, AND CAPABLE OF, LOSING YOUR ENTIRE INVESTMENT. ANY STATEMENT OR REPRESENTATION TO THE CONTRARY BY ANY PERSON IS A CRIMINAL VIOLATION OF U. S. FEDERAL COMMISSION LAWS. WE ENCOURAGE YOU TO CONSULT WITH A LICENSED INVESTMENT ADVISOR OR OTHER LICENSED LEGAL OR FINANCIAL PROFESSIONAL PRIOR TO INVESTING IN OUR COMMISSION.
NOTHING IN THIS REPORT SHOULD BE CONSIDERED AN OFFER TO SELL OR AN OFFER TO BUY ANY COMMISSION OF THE REGISTRANT.
     Due to a number of factors beyond our control (as the disclaimer underlying said phrase is defined in Rule 12b-22 of the Exchange Act), we are unable to submit all of the information required by the Commission to be filed in this report because we cannot obtain our general and financial records without unreasonable effort and expense.
     The principal factor beyond our control is that our records were placed in a storage facility under our former senior executive management, which makes it extremely difficult to view or access all of the information that we require to respond to all of the items in this current report; particularly, in respect of our accounting information, which we need to timely and accurately file this report. To that extent, we are relying on the disclaimer more fully described in Rule 12b-21 of the Exchange Act.
SECTION 2 — FINANCIAL INFORMATION.
ITEM 2.02. RESULTS OF OPERATION AND FINANCIAL CONDITION.
     Some of the statements we are making in this section of this report, and in certain exhibits incorporated by reference herein and made a part a hereof, are subjective and written in our favor. We consider these types of statements to be “forward-looking.” Consequently, we are claiming “safe harbor” for these statements. Please refer to Section 27A of the Commission Act of 1933 (15 U. S. C. 77z-2) and Section 21E of the Commission Exchange Act of 1934 (15 U. S. C. 78u-5) for additional definitions and information on forward-looking statements and eligibility by any Registrant for safe harbor.
     The forward-looking statements of which we speak to ARE NOT HISTORIC FACTS; rather, these statements are based upon OPINIONS AND ESTIMATES OF OUR SENIOR EXECUTIVE MANAGEMENT and ARE ONLY VALID ON THE DATE WE MAKE SUCH STATEMENTS. EVERY FORWARD-LOOKING STATEMENT REFLECTS AN INHERENT UNCERTAINTY THAT COULD CAUSE THE ACTUAL RESULTS OF ANY SUCH EVENT TO DIFFER MATERIALLY FROM THE PLANS, PROJECTIONS, OR EXPECTATIONS EXPRESSED OR IMPLIED IN SUCH STATEMENT MADE BY OUR SENIOR EXECUTIVE MANAGEMENT ON THE DATE ANY SUCH STATEMENT IS OR WAS MADE. WE MAY BE OVERLY OPTIMISTIC IN OUR STATEMENTS TO YOU ABOUT OUR BELIEFS AND EXPECTATIONS OF ANY PLAN OR EVENT ASSOCIATED WITH THESE FORWARD-LOOKING STATEMENTS. These forward-looking statements may be identified by words we use, like “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate,” “contemplate,” “prospective,” “attempt,” “propose,” and similar expressions or terms, any of which imply our use of a forward-looking statement.
     WE ADVISE YOU TO NOT PLACE TOO MUCH INFLUENCE OR RELIANCE ON ANY MATTER WHERE WE USE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE ONLY GOOD ON THE DATE WE MAKE THEM. WE UNDERTAKE NO OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS, OR ANY INFORMATION ASSOCIATED WITH THEM, IN THIS OR IN ANY FUTURE FILING, SCHEDULE, OR REPORT.

     We are furnishing this report and the accompanying financial information to our securityholders to inform them of our financial position, which will also inform them of certain recent developments as to our operations and business.
     We suggest that our security holders review our statements of financial condition for the seven months-ended December 31, 2010. We are making available certain data for comparison for the same period ended December 31, 2009.
     These statements are contained in Section 9, Item 9.01, Financial Statements and Exhibits, hereof.
     The information contained in items 2.02 and 9.01, including any information that we are incorporating by reference, is being furnished to the Commission. Such information shall not be deemed “filed” for purposes of Section 18 of the Commission Exchange Act of 1934 or otherwise subject to the liabilities of that Commission. The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Commission Act of 1933, or the Commission Exchange Act of 1934, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
A. FINANCIAL STATEMENTS.
     The following are our unaudited statements of financial condition for the quarter-ended February 28, 2011. The advice of forward-looking statements presented under Item 2.02 is incorporated by reference into this Item 9.01.

DISTRIBUTION MANAGEMENT SERVICES, INC.
BALANCE SHEET
As of December 31, 2009
(Unaudited)
ASSETS

CURRENT ASSETS

Cash	$(73.05)
Accounts receivable, net of doubtful accounts	170,938.00
Investments
Military Air Parts	305,000.00
Airbourne Security	20,005.00

Total Current Assets		$495,869.94

PROPERTY AND EQUIPMENT

Plant	71,500.00
Office Equipment	6,543.00
Reserved for Depreciation, Office Equipment	(1,113.70)
Recycling Center	16,791.00
Land	489,353.00
Land, Parcel 2	3,993,081.00
Organizational Costs, Chancellor Properties	12,100.00
Acquisition Costs	30,000.00

Property and Equipment, net		4,558,254.30

OTHER ASSETS

Deposits, Cash	50,000.00

Total Other Assets		50,000.00

TOTAL ASSETS		$5,104,124.24

(See Notes Accompanying Unaudited Financial Statements.)

DISTRIBUTION MANAGEMENT SERVICES, INC.
BALANCE SHEET
(Continued)
As of December 31, 2009
(Unaudited)
LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES

Back Payroll Taxes	$51,992.00
Accrued Interest Payable	7,827.00
Accounts Payable, less for doubtful accounts	391,847.53
Rent Payable	43,710.00
Notes Payable	635,837.70
International Investments	25,000.00
Federal Withholding, current	9,218.69
F. I. C. A., current	6,933.28
Real Estate Taxes Payable	218,580.09

Total Current Liabilities		$1,390,746.29

LONG-TERM LIABILITIES

Loan Payable, to banks	4,445,564.00

Total Long-Term Liabilities		4,445,564.00

Total Liabilities		5,835,310.29

STOCKHOLDERS’ EQUITY

Common Stock; 5,000,000,000 Shares Authorized, $0.001 par value per share	8,753.00
Additional Paid-in Capital	1,987,583.00
Retained Earnings	(2,674,825.08)
Common Earnings	(53,696.97)

Total Stockholders’ Equity		(732,186.05)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY		$5,104,124.24

(See Notes Accompanying Unaudited Financial Statements.)

DISTRIBUTION MANAGEMENT SERVICES, INC.
INCOME STATEMENT
December 31, 2009
(Unaudited)

	Period-Ended
	December 31, 2009
Income

Miscellaneous Income	$608.21

Total Income	608.21

Gross Profit		$608.21

Operating Expenses

Salaries — Office	3,715.33
Auto Expenses	1,124.27
Bank Charges	1,146.76
Consulting Fees	1,170.00
Legal Fees	450.00
Lot Maintenance Fees	6,230.00
Lot Real Estate Taxes	25,542.00
Office Supplies	2,750.00
Postage and Shipping	315.69
Rent	11,710.00
Payroll Taxes	284.24
Telephone	868.89

Total Operating Expenses		54,305.18

Operating Income (Loss)		$(53,696.97)

Net Income (Loss)		$(53,696.97)

(See Notes Accompanying Unaudited Financial Statements.)

NOTES TO FINANCIAL STATEMENTS
7 Months Ended December 31, 2009
NOTE 1
NATURE OF OPERATIONS, BASIS OF PRESENTATION, AND DISCONTINUED OPERATIONS
BASIS OF PRESENTATION
     The accompanying unaudited condensed financial statements have been prepared by the Company pursuant to the rules and regulations of the U. S. Securities and Exchange Commission (the “Commission”) and, in the opinion of management, include all adjustments (consisting of normal recurring accruals) necessary for fair presentation of financial position, results of operations and cash flows for the secured. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the rules and regulations of the Commission. The Company believes that the disclosures contained herein are adequate to make the information presented not misleading. The statements of operations for the secured are not necessarily indicative of the results to be expected for the full year-ended May 31, 2010.
     The condensed financial statements have been prepared on a going concern basis, which contemplated the realization of assets and satisfaction of liabilities in the normal course of business. Recurring losses from operations and operating cash constraints are potential factors, which, among others, may indicate that the Company will be unable to continue as a going concern for a reasonable period of time. The independent auditors’ report on the May 31, 2005 financial statements (the most recent audited report we filed with the Commission stated that “the Company’s dependence on outside financing, lack of sufficient working capital, recurring losses from operations, and the discontinued operations raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.”
     The financial statements do not include adjustments relating to recoverability and classification of recorded assets amounts, or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company’s ability to continue as a going concern is dependent upon its ability to generate sufficient cash flow to finance the movies for which it has rights and meet its obligations on a timely basis and ultimately attain profitable operations.
NATURE OF OPERATIONS
     The Company was organized for the purpose of operating a transfer station for recycling of construction and demolition materials in Miami, Florida. From the date of incorporation, the Company was principally engaged in organizational activities, construction of its recycling facility, and raising capital until approximately May 1999. Accordingly, the Company was considered to be in the development stage throughout that period.
     During May and July 2005, the Company acquired 264 single-family residential building sites located in Central Florida for the total sum of $4,734,000. The Company financed this acquisition by Commission a mortgage on the property of approximately $4.7 million. The Company intends to orderly dispose of such sites.
     Losses from operations for the secured were$53,696.97.

NOTE 2
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
GOING CONCERN
     The accompanying financial statements have been prepared on a going concern basis. The Company has generated minimal revenue in the last three years and has an accumulated deficit of approximately $2.675 million. Although the Company had revenues and therefore generated cash from operations, the majority of the revenues are derived from one customer whom the Company had entered into a contract of sale. However, on April 28, 2006, this customer notified the Company of default under the contract and is therefore terminating the contract (see Note 8). There could be no assurances that the Company will continue to recognize similar revenues in the future. The Company’s ability to continue as a going concern is dependent upon its ability to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due, to fund possible future acquisitions, and to generate profitable operations in the future. Management plans to continue to provide for its capital requirements by issuing additional equity Commission and debt. The outcome of these matters cannot be predicted at this time and there are no assurances that if achieved, the Company will have sufficient funds to execute its business plan or generate positive operating results.
IMPACT OF INFLATION
     Although the Registrant has not attempted to calculate the effect of inflation, management does not believe inflation has had or will have a material effect on its results of operations.
CONCENTRATION OF CREDIT RISKS
     The Company is subject to concentrations of credit risk primarily from cash. The Company’s cash and cash equivalents accounts are held at financial institutions and are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $100,000. During the secured, the Company has not reached bank balances exceeding the FDIC insurance limit. However, when and if it reaches bank balances exceeding the FDIC insurance limit and to reduce its risk associated with the failure of such financial institutions, the Company periodically evaluates the credit quality of the financial institutions in which it holds deposits.
REVENUE CONCENTRATION
     For the secured, one customer accounted for 99% of the Company’s revenues.
FAIR VALUE OF FINANCIAL INSTRUMENTS
     The carrying value of cash, accounts payable and accrued expenses, note payable, and convertible debenture approximate their fair value due to their short-term maturities.
LAND RESERVE
     The Company recorded a land reserve calculated at cost of $489,353 on certain disputed parcels of lots which the Company claims as being fraudulently conveyed to third parties that participated during the closing and financing of the acquisition of the land held for sale. Accordingly, during the secured, the Company recorded an impairment on assets of $489,353.
PREPAID INTEREST
     Prepaid interest reflects the cost of parcels of lots conveyed to the mortgagor and certain third parties that participated during the closing and financing of the acquisition of certain parcels of lots located in

Central Florida. The prepaid interest is being amortized over the term of the respective mortgages obtained from the acquisition of such parcels of lots. In connection with the purchase of 264 lots in July 2005, the Company recorded a prepaid interest of $605,119 to be amortized over 24 months. During the secured, we did not record an interest expense in the accompanying statement of operations.
LAND HELD FOR SALE
     Land held for sale at August 31, 2005 is recorded at cost, which consist of $4,700,000 mortgage and an initial deposit made by a general contractor of approximately $451,000 adjusted for certain closing costs, prepaid homeowner’s association (HOA) fees and prepaid interest. During the secured, the Company’s land held for sale net of land reserve of $489,353 amounted to $3,923,081.
INCOME TAXES
     Income taxes are accounted for in accordance with SFAS No. 109, Accounting for Income Taxes. SFAS No. 109 requires the recognition of deferred tax assets and liabilities to reflect the future tax consequences of events that have been recognized in the Company’s financial statements or tax returns. Measurement of the deferred items is based on enacted tax laws. In the event the future consequences of differences between financial reporting bases and tax bases of the Company’s assets and liabilities result in a deferred tax asset, SFAS No. 109 requires an evaluation of the probability of being able to realize the future benefits indicated by such assets. A valuation allowance related to a deferred tax asset is recorded when it is more likely than not that some or the entire deferred tax asset will not be realized.
SEGMENT REPORTING
     The Company’s chief operating decision-maker evaluates the performance of the Company based upon revenues and expenses by functional areas as disclosed in the Company’s statements of operations.
BASIC AND DILUTED LOSS PER SHARE
     Basic loss per share is calculated by dividing income available to stockholders by the weighted-average number of common shares outstanding during each period. Diluted loss per share is computed using the weighted average number of common and dilutive common share equivalents outstanding during the period. There are no outstanding shares issuable pursuant to common shares equivalents at December 31, 2009.
USE OF ESTIMATES
     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Significant estimates made by management include, but are not limited to, the useful life of property and equipment and whether the value attributed to the movie scripts is impaired. Actual results will differ from these estimates.
IMPAIRMENT OF LONG-LIVED ASSETS
     The Company reviews long-lived assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recovered. In such circumstances, the Company will estimate the future cash flows expected to result from the use of the asset and its eventual disposition. Future cash flows are the future cash inflows expected to be generated by an asset less the future outflows expected to be necessary to obtain those inflows. If the sum of the expected future cash flows (undiscounted and without interest charges) is less than the carrying amount of the asset, the Company will recognize an impairment loss to adjust to the fair value of the asset.
CASH AND CASH EQUIVALENTS
     Cash and cash equivalents include all highly liquid investments with maturities of three months or less when purchased.
RECENT ACCOUNTING PRONOUNCEMENTS
     In May 2009, the FASB issued a new accounting standard related to subsequent events, which provides guidance on events that occur after the balance sheet date but prior to the issuance of the financial statements. The new accounting standard distinguishes events requiring recognition in the financial statements and those that may require disclosure in the financial statements. Furthermore, the new accounting standard requires disclosure of the date through which subsequent events were evaluated. The new accounting standard is effective for interim and annual periods after June 15, 2009. We adopted the new accounting standard for the quarter ended June 30, 2009, and have evaluated subsequent events through February 19, 2010.
     In June 2009, the FASB issued a new accounting standard which provides guidance related to the FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles — a replacement of a previously issued standard. The new accounting standard stipulates the FASB Accounting Standards Codification is the source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities. The new accounting standard is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The implementation of this standard during the quarter ended September 30, 2009 did not have a material impact on our statements of operations or financial position.
     In May 2008, the FASB issued a new accounting standard which provides guidance relating to accounting for convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement). This new standard requires recognition of both the liability and equity components of convertible debt instruments with cash settlement features. The debt component is required to be recognized at the fair value of a similar instrument that does not have an associated equity component. The equity component is recognized as the difference between the proceeds from the issuance of the note and the fair value of the liability. The standard also requires an accretion of the resulting debt discount over the expected life of the debt. Retrospective application to all periods presented is required and a cumulative-effect adjustment is recognized as of the beginning of the first period presented. This standard was effective for us in the first quarter of fiscal year 2010. The adoption of this standard did not have a material impact on our financial statements.
     In June 2008, the FASB issued a new accounting standard which provides guidance relating to determining whether an instrument (or embedded feature) is indexed to an entity’s own stock and is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. This standard specifies that a contract that would otherwise meet the definition of a derivative but is both (a) indexed to our own stock and (b) classified in stockholders’ equity in the statement of financial position would not be considered a derivative financial instrument. The standard provides a new two-step model to be applied in determining whether a financial instrument or an embedded feature is indexed to an issuer’s own stock and thus able to qualify for the standard’s scope exception.
     We adopted this new standard effective April 1, 2009. The adoption of the standard’s requirements can affect the accounting for warrants or convertible debt that contain provisions that protect holders from a decline in the stock price (or “down-round” protection). For example, warrants with such provisions will no longer be recorded in equity. Down-round protection provisions reduce the exercise price of a warrant or convertible instrument if a company either issues equity shares for a price that is lower than the exercise price of those instruments or issues new warrants or convertible instruments that have a lower exercise price.
     In April 2009, the FASB issued an amendment to an existing standard which provides guidance relating to interim disclosures about fair value of financial instruments. This new standard requires the disclosure of the carrying amount and the fair value of all financial instruments for interim reporting periods and annual financial statements of publicly traded companies (even if the financial instrument is not recognized in the balance sheet), including the methods and significant assumptions used to estimate the fair values and any changes in such methods and assumptions. This new standard is effective for interim reporting periods ending after June 15, 2009. We adopted this pronouncement during the quarter ended June 30, 2009 without material impact to our financial statements.
     Other recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force), the American Institute of Certified Public Accountants, and the Securities and Exchange Commission did not or are not believed by management to have a material impact on the Company’s present or future consolidated financial statements.
PROPRIETY INTEREST IN MOVIE RIGHTS
     In May 2003, the Company acquired the rights to two (2) movie scripts which are recorded at the trading value of the shares issued in consideration thereof. The scripts were acquired from two individuals who had contracted with the Company to produce the film, including the use of certain equipment to produce these films.
PROPERTY AND EQUIPMENT HELD FOR SALE
     Pursuant to a settlement agreement with Delta Dade Recycling Corp. (“DD”), the Company received certain equipment with a carrying value of $70,000, which is included in its equipment held for sale at December 31, 2009. The Company intends to dispose or lease the property and equipment.
NOTE 3
RELATED PARTY TRANSACTIONS
     The Company is leasing its office space from a company owned by our chief executive officer for approximately $9,000 during the secured. The Company does not owe any amount to such related party at December 31, 2009.
     Through the years, funds have been advanced to the Company by Mr. Leo Greenfield (the “President”) and or affiliates in which he has an interest. The interest bearing balances have been presented as loans payables to related parties in the accompanying Balance Sheet. During the seven month period-ended ended December 31, 2009 approximately $201,000 ($100,000 in stock and $101,000 in cash) has been repaid on these advances.
     During the period ended August 31, 2003, the President agreed not to receive any compensation or collect any rent for the space occupied by the Company at his personal office. During the period ended December 31, 2009, the value of his compensation and the rent was recorded at fair market value as contributions to additional paid in capital.

NOTE 4
DEBENTURE AND NOTE PAYABLE
     We issued a debenture and note payable that was outstanding at August 31, 2005. The terms of the transaction are as follows:
     The $20,000 debenture was issued to an unrelated party, bearing interest at 6% per annum, payable at the Company’s option at any time or convertible through April 2002 at the holders’ option in 100,000 shares of the Company’s common stock. The convertible debenture is payable on demand and is unsecured. The debenture is no longer convertible. On August 31, 2005, accrued interest in connection with this debenture amounted to $7,826.
     We issued a $47,000 note payable to an unrelated party, bearing interest at 10%, through February 2005 and 18% thereafter, payable in February 2005, Commission by the Company’s equipment for sale and certain real estate property located in Central Florida which is owned by an affiliate controlled by the Company’s chief executive officer. While the note is past due, the note holder has not notified company of its default. On May 31, 2010, accrued interest in connection with this note payable amounted to $15,832 and is included in accrued expenses.
NOTE 5
MORTGAGE PAYABLE
     The Company partly secured the financing of the land held for sale it acquired in May 2005 with a mortgage of $1,000,000, bearing interest at 12% per annum. The Company will pay regular monthly payments of all accrued unpaid interest due beginning June 1, 2005. The entire unpaid principal and accrued interest are payable on June 1, 2008. This mortgage may be partially prepaid or in full upon payment of a prepayment fee of 3% of the amount of the principal prepaid. This mortgage is secured by certain real estates owned by the Company located in Central Florida. Additionally, the Company shall pay for the release of an individual lot of $25,000 toward the principal amount plus a $500 release fee upon sale of such lots. The Company intends to orderly dispose of such sites.
     During July 2005, the Company Secured the acquisition of single-family residential building sites located in Central Florida Secured by a mortgage of $3.7 million bearing interest at 12% per annum. The Company will pay regular monthly payments of all accrued unpaid interest due beginning September 1, 2005. The entire unpaid principal and accrued interest are payable on August 1, 2007. This mortgage may be partially prepaid or in full upon payment of a prepayment fee of 5% of the amount of the principal prepaid plus an exit fee of 2% of the original balance of the mortgage. This mortgage is secured by certain real estates owned by the Company located in Central Florida. Additionally, the Company shall pay for the release of an individual lot of $25,000 toward the principal amount upon sale of such lots. The Company intends to orderly dispose of such sites.
     During the secured, the Company paid a total of $225,000 towards the principal balances of these mortgages for the release of sold lots. As of December 31, 2009, the total balance of these mortgages payable was $4,445,564.
NOTE 6
LITIGATION
     The purchaser of the recycling center claims that the Company and its chief executive officer owe them approximately $25,000 pursuant to the sale agreement. The Company counterclaims the recovery of the recycling center or the receipt of the balance due under the initial sale contract of $450,000. The Company has provided for a full valuation on the receivable of $450,000 due from the purchaser. Management cannot predict the outcome of such litigation at this time but it believes that it will not have a significant impact on its financial statements.

     The Company is a party to the following legal proceedings:
A. The action was instituted on July 20, 2005, against Eric P. Stein, City First Mortgage, MSJ Investors, LLC and Eric P. Stein Trustee of the Poinciana Trust Agreement, and arose as result of the fraudulent conduct of the Defendants in falsely attaching to certain Deed descriptions of lots conveying 30 lots owned by the Company to Eric P. Stein Trustee of the Poinciana Trust Agreement, MSJ Investors, LLC and Eric. P. Stein.
     The Company is seeking recovery of the lots as well as damages and is further asserting that the false actions by the mortgagor lender employees in conveying the valuable lots to the benefit of the mortgagor constituted a bonus to the lender which has caused the mortgage by City First to be usurious and therefore subject to the provisions of Fla.Stat. 687.071 or in the alternative subject to a violation of Fla.Stat. 687.04, which provides for an award of damages of double the interest charge which would approximate two million dollars. The litigation is presently ongoing.
B. A lawsuit pending in the Circuit Court of the 11th Judicial Circuit, in and for Miami-Dade County, Florida, Case No. 05-3063 CA 01 5, wherein the company is a Defendant/Counter-plaintiff and its President is a Cross-plaintiff.
     The Counterclaim and Cross-claim seek recovery of the recycling center or payment of $450,000, the balance due since the Company has received only $1,050,000 of the sale price of $1,500,000.
     The original contract of sale provided for recovery of the property in the event of default of payment by the purchaser. Pursuant to the agreement the Company has recorded the Deed which was placed in escrow as security and is now the owner of the property subject to the final adjudication of the matter by the Court.
C. A lawsuit instituted by the Company and its President in the Circuit Court of the 11th Judicial Circuit, in and for Miami-Dade County, Florida, Case No. 05-17984 CA for abuse of process, breach of contract and conspiracy to defraud as against Karen Thomas Christensen Trust; Quality Affordable Construction, LLC, Southwest Management Affiliates, Inc., Gerry Christensen, William Moon and Wynn Westmoreland, resulting from the filing by The Karen Thomas Christensen Trust, Quality Affordable Construction, LLC and Southwest Management Affiliates, Inc. of Case No. 2005 CA 2390, in Polk County, Florida, seeking to falsely impose upon the Company payment of interest paid by them which accrued prior to the time the Company was assigned the purchase contract of the 266 lots in Poinciana, Florida, in consideration of the Company obtaining financing for purchase of the lots.
     The company fulfilled its obligations and provided the financing and it now seeks damages against the Defendants for abuse of process by the Defendants.
D. A lawsuit instituted by Quality Affordable Construction, LLC, Southwest Management Affiliates, Inc. and Karen Thomas Christensen Trust against us, on July 6, 2005 in the Circuit Court of the 10th Judicial Circuit in and for Polk County, Florida for the repayment of its $85,000 initial deposit on certain lots located in Polk County, Florida. The initial deposit is included in the other liability in the accompanying financial statement. Management contends that this amount is not immediately due but will be repaid as a percentage of the return on the sale of the land held for sale. On August 22, 2006, the Company was released from further action and has been dismissed from this lawsuit with prejudice.
E. Distribution Management Services, Inc., a Florida Corporation and Leo Greenfield vs. City First Mortgage, a Florida Corporation; Eric Stein, ESQ; Eric Stein, PA, a Professional Association; Eric P. Stein Trustee of the Poinciana Trust Agreement U/A/D May 6, 2005; MSJ Investors, LLC, a Florida Limited liability Company; Howard Podolsky; BJJS Investment, LLC; Scheck Alpha, LP; Gary M. Mars Revocable Trust; Ariella V. Mars; Quality Affordable Constructions, LLC, a Florida Limited Liability Company; Southwest Management Affiliates, Inc., a Nevada Corporation; and Karen Thomas Christensen

Trust — Cases No. 05-14663 CA 22, 05-24653 CA 22 and 06-16126 CA 11 (now 22), Miami-Dade County, Florida.
F. The Company filed a complaint against Defendant City First Mortgage, Howard Podolsky, Eric Stein and MSJ Investors for violation of the Florida Criminal Usury Statute by exceeding 45% interest per annum by transferring certain parcel of lots to themselves and the fraudulent conveyance of additional lots during the closing and acquisition of certain land in Polk County, Florida through a mortgage that we have obtained from City First Mortgage. Additionally, we filed a complaint against City First Mortgage for breach of contract for failure and refusal to conform to the provisions of the mortgage. We also filed a complaint against City First Mortgage, Eric Stein, Eric Stein, PA, Stein Trustee, MSJ Investor, Howard Podolsky, BJJS Investment, Scheck Alpha, Gary Mars Revocable Trust and Ariella Mars for conspiracy to defraud us from the wrongful conveyance of certain parcel of lots in Polk County, Florida. We plan to vigorously continue to endeavor our position to seek damages that was caused by these violations.
G. The Company filed a complaint against Quality Affordable Constructions, LLC, a Florida Limited Liability Company; Southwest Management Affiliates, Inc., a Nevada Corporation; and Karen Thomas Christensen Trust for wrongful filing of a Notice of Lis Pendens and was recorded on the Polk County lots in June 2005. On August 22, 2006, we were released from further action and have been dismissed from this lawsuit with prejudice.
H. The Company and Leo Greenfield filed a lawsuit vs. Gerald J. Houlihan, Thomas J. Northcutt and Kayelynne Northcutt-Florida Bar No. 186866 Miami-Dade County, Florida.
     The Company filed a complaint for wrongfully and maliciously use of the legal processes of the Court to garnish and freeze our bank accounts on or about December 19, 2005 against the defendants. The Court, upon Motion made by us dissolved the wrongful Writ of Garnishment and ordered that our bank accounts be released from the Writ of Garnishment. We plan to vigorously continue to endeavor our position to seek damages that was caused by this violation.
I. The Company filed a suit filed in June 2004 in the Circuit Court, in and for Miami-Dade County, Florida, Case No.04-13256 CA 20, Distribution Management Services, Inc. v. Sun Recycling, LLC, alleging wrongful possession, unlawful entry and detention and seeking possession of the property, damages and attorneys’ fees.
J. A suit was filed in February 2004 in the Circuit Court, in and for Miami-Dade County, Florida, Case No. 04-3063-CA015, Southern Waste Systems, Ltd. v. Distribution Management Services, Inc., for payment of recycling related fees allegedly due SWS which are being held by DMS. On May 19, 2004, a hearing was held before a special master seeking a temporary restraining order against these individuals so that DMS can have access to and continue the business at the recycling center. The court deferred any ruling and the entire matter before the court will be heard by the special master on July 26, 2004 with a final ruling expected soon thereafter. The assignment of the operator’s permit to DMS by DERM is currently pending. There are no assurances given that DMS will prevail in the litigation.
K. A lawsuit was instituted on October 3, 2005 by Newgate Atlantic Holdings, Inc. against the Company for specific preference of the sale of two lots located in Polk County, Florida for $25,000. The lawsuit is pending in the Circuit Court of the 10th Judicial Circuit in and for Polk County, Florida. The Company asserts that the lots were not specified timely by the purchaser, and accordingly, the Company is not obligated to sell such lots at the specified price. Should an adverse judgment be entered against the Company, it would recognize a loss of approximately $10,000. The Company believes that this lawsuit is without merit and that it will not result in losses material to it.
L. On April 8, 2010, one of our principal shareholders, Christopher Cardillo, filed an action in the Superior Court of New jersey, Camden Vicinage, against the Company, Chancellor Development

Properties, Inc., a Florida corporation, our President, Leo Greenfield, our Vice-President, Barbara Greenfield, our Corporate Secretary and Director, Maria Elena Lopez de Mendoza, and the Executive Advisor to the Company’s Chairman of the Board, Randolph S. Hudson. The action seeks damages related to the Company’s alleged default under a real estate agreement and alleging fraud against certain of the Company’s offices.
     On May 13, 2010, the Plaintiff was awarded a judgment-by-default against the defendants. The Company and the defendants, respectively, are considering their options and remedies available at law in order to appropriately respond to the Complaint and the subsequent default judgment.
     On June 10, 2010, the Plaintiff motioned the Circuit Court in the Seventh Judicial Circuit in and for Putnam County, Florida to enter the New Jersey judgment against the defendant in Putnam County, Florida. The Florida Court subsequently entered said judgment, although without a sister-state proceeding, against all of the defendants.
NOTE 7
SUBSEQUENT EVENTS
     On or about October 5, 2010, our Board of Directors unanimously resolved to employ two new senior executive officers. Randolph S. Hudson was elected and appointed to serve as our Co-President and Chief Executive Officer and Michael P. Grande was elected and appointed to serve as our Co-President and Chief Operating Officer.
     On or about October 5, 2010, our Board of Directors unanimously resolved to issue 9,000,000 shares to each of Randolph S. Hudson and Michael P. Grande or to their respective assigns, in consideration of a sign-on incentive to become employed by the Company.
     On or about October 25, 2010, our Board of Directors nominated and appointed Shotzie Doran to serve as our Senior Vice-President and Director of Communications, Dean M. Denton to serve as our Senior Vice-President, Acting Chief Administrative Officer, and Acting Corporate Secretary, Ben Morgan to serve as our Vice-President of Construction and Development, Kenneth Brown to serve as our Vive-President of Facilities Management, and Sherry Chaffin to serve as our Senior Vice-President and Director of Real Estate.
     On October 5, 2010, the Company relocated its principal executive offices to 2171 Monroe Avenue, Suite 204, Rochester, New York.

DISTRIBUTION MANAGEMENT SERVICES, INC.
BALANCE SHEET
As of December 31, 2010
(Unaudited)
ASSETS

CURRENT ASSETS

Cash, on-hand and in banks	$1,456.94
Accounts receivable, net of doubtful accounts	85,888.00
Investments
Military Air Parts	305,000.00
Airbourne Security	20,005.00

Total Current Assets		$412,349.00

PROPERTY AND EQUIPMENT

Plant	71,500.00
Office Equipment	6,543.00
Reserved for Depreciation, Office Equipment	(1,113.70)
Recycling Center	16,791.00
Acquisition Costs	12,786.00

Property and Equipment, net		106,506.30

OTHER ASSETS

Subsidiary, gross of partners	2,028,328.00
Deposits, Cash	50,000.00

Total Other Assets		2,078,328.00

TOTAL ASSETS		$2,597,183.30

(See Notes Accompanying Unaudited Financial Statements.)

DISTRIBUTION MANAGEMENT SERVICES, INC.
BALANCE SHEET
(Continued)
As of December 31, 2010
(Unaudited)
LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES

Back Payroll Taxes	$51,992.00
Accrued Interest Payable	7,827.00
Accounts Payable, less for doubtful accounts	307,206.12
Salaries due to Officers, accruing	48,749.94
Loans from Officers	55,000.00
Notes Payable	660,837.70
International Investments	25,000.00
Judgments, gross awards	7,657,387.75
Real Estate Taxes Payable	218,580.09

Total Current Liabilities

Total Liabilities		$9,032,580.60

STOCKHOLDERS’ EQUITY

Common Stock; 5,000,000,000 Shares Authorized, $0.001 par value per share	31,204.13
Additional Paid-in Capital	(3,764,157.12)
Retained Earnings	(2,674,825.08)
Common Earnings	(27,619.23)

Total Stockholders’ Equity		(6,435,397.30)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY		$2,597,183.30

(See Notes Accompanying Unaudited Financial Statements.)

DISTRIBUTION MANAGEMENT SERVICES, INC.
INCOME STATEMENT
December 31, 2010
(Unaudited)

	Period-Ended
	December 31, 2009
Revenue

Income from Operations	50,000.00

Total Income	50,000.00

Gross Profit		$50,000.00

Operating Expenses

Salaries to Due to Officers, accrued	48,749.94
Auto Expenses	4,567.00
Bank Charges	300.00
Legal Fees	3,700.00
Public Relations	1,485.00
Stock Transfer Agent	4,000.00
Office Supplies	5,285.69
Postage and Shipping	3,907.45
Rent	4,200.00
Telephone	1,424.15

Total Operating Expenses		77,619.23

Operating Income (Loss)		$(27,619.23)

Net Income (Loss)		$(27,619.23)

(See Notes Accompanying Unaudited Financial Statements.)

NOTE 1
NATURE OF OPERATIONS, BASIS OF PRESENTATION, AND DISCONTINUED OPERATIONS
BASIS OF PRESENTATION
     The accompanying unaudited condensed financial statements have been prepared by the Company pursuant to the rules and regulations of the U. S. Securities and Exchange Commission (the “Commission”) and, in the opinion of management, include all adjustments (consisting of normal recurring accruals) necessary for fair presentation of financial position, results of operations and cash flows for the secured. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the rules and regulations of the Commission. The Company believes that the disclosures contained herein are adequate to make the information presented not misleading. The statements of operations for the secured are not necessarily indicative of the results to be expected for the full year-ended May 31, 2011.
     The condensed financial statements have been prepared on a going concern basis, which contemplated the realization of assets and satisfaction of liabilities in the normal course of business. Recurring losses from operations and operating cash constraints are potential factors, which, among others, may indicate that the Company will be unable to continue as a going concern for a reasonable period of time. The independent auditors’ report on the May 31, 2005 financial statements (the most recent audited report we filed with the Commission stated that “the Company’s dependence on outside financing, lack of sufficient working capital, recurring losses from operations, and the discontinued operations raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.”
     The financial statements do not include adjustments relating to recoverability and classification of recorded assets amounts, or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company’s ability to continue as a going concern is dependent upon its ability to generate sufficient cash flow to finance the movies for which it has rights and meet its obligations on a timely basis and ultimately attain profitable operations.
NATURE OF OPERATIONS
     The Company was organized for the purpose of operating a transfer station for recycling of construction and demolition materials in Miami, Florida. From the date of incorporation, the Company was principally engaged in organizational activities, construction of its recycling facility, and raising capital until approximately May 1999. Accordingly, the Company was considered to be in the development stage throughout that period.
     From May 31, 2010, the Company has been operating through its principal subsidiary, Chancellor Properties Building, Ltd., a British Columbia (Canada) corporation.
     During May and July 2005, the Company acquired 264 single-family residential building sites located in Central Florida for the total sum of $4,734,000. The Company financed this acquisition by Commission a mortgage on the property of approximately $4.7 million. The Company intends to orderly dispose of such sites.
     On or about November 24, 2010, a final order of foreclosure was awarded against us in the Circuit Court of Florida; whereby, we were dispossessed of our 264 single-family lots in Poinciana, Florida. As the result of this dispossession, we incurred direct losses against from our real estate operations in the amount of $7,657,387.75.
     Losses from operations for the period-ended were$26,619.23
        .
NOTE 2
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
GOING CONCERN
     The accompanying financial statements have been prepared on a going concern basis. The Company has generated minimal revenue in the last three years and has an accumulated deficit of approximately $2.675 million. Although the Company had revenues and therefore generated cash from operations, the majority of the revenues are derived from one customer whom the Company had entered into a contract of sale. However, on April 28, 2006, this customer notified the Company of default under the contract and is therefore terminating the contract (see Note 8). There could be no assurances that the Company will continue to recognize similar revenues in the future. The Company’s ability to continue as a going concern is dependent upon its ability to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due, to fund possible future acquisitions, and to generate profitable operations in the future. Management plans to continue to provide for its capital requirements by issuing additional equity Commission and debt. The outcome of these matters cannot be predicted at this time and there are no assurances that if achieved, the Company will have sufficient funds to execute its business plan or generate positive operating results.
IMPACT OF INFLATION
     Although the Registrant has not attempted to calculate the effect of inflation, management does not believe inflation has had or will have a material effect on its results of operations.
CONCENTRATION OF CREDIT RISKS
     The Company is subject to concentrations of credit risk primarily from cash. The Company’s cash and cash equivalents accounts are held at financial institutions and are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $100,000. During the secured, the Company has not reached bank balances exceeding the FDIC insurance limit. However, when and if it reaches bank balances exceeding the FDIC insurance limit and to reduce its risk associated with the failure of such financial institutions, the Company periodically evaluates the credit quality of the financial institutions in which it holds deposits.
REVENUE CONCENTRATION
     For the secured, one customer accounted for 99% of the Company’s revenues.
FAIR VALUE OF FINANCIAL INSTRUMENTS
     The carrying value of cash, accounts payable and accrued expenses, note payable, and convertible debenture approximate their fair value due to their short-term maturities.
LAND RESERVE
     The Company recorded a land reserve calculated at cost of $489,353 on certain disputed parcels of lots which the Company claims as being fraudulently conveyed to third parties that participated during the closing and financing of the acquisition of the land held for sale. Accordingly, during the secured, the Company recorded an impairment on assets of $489,353.
PREPAID INTEREST
     Prepaid interest reflects the cost of parcels of lots conveyed to the mortgagor and certain third parties that participated during the closing and financing of the acquisition of certain parcels of lots located in Central Florida. The prepaid interest is being amortized over the term of the respective mortgages obtained from the acquisition of such parcels of lots. In connection with the purchase of 264 lots in July 2005, the Company recorded a prepaid interest of $605,119 to be amortized over 24 months. During the secured, we did not record an interest expense in the accompanying statement of operations.
LAND HELD FOR SALE
     Land held for sale at August 31, 2005 is recorded at cost, which consist of $4,700,000 mortgage and an initial deposit made by a general contractor of approximately $451,000 adjusted for certain closing costs, prepaid homeowner’s association (HOA) fees and prepaid interest. During the secured, the Company’s land held for sale net of land reserve of $489,353 amounted to $3,923,081.
INCOME TAXES
     Income taxes are accounted for in accordance with SFAS No. 109, Accounting for Income Taxes. SFAS No. 109 requires the recognition of deferred tax assets and liabilities to reflect the future tax consequences of events that have been recognized in the Company’s financial statements or tax returns. Measurement of the deferred items is based on enacted tax laws. In the event the future consequences of differences between financial reporting bases and tax bases of the Company’s assets and liabilities result in a deferred tax asset, SFAS No. 109 requires an evaluation of the probability of being able to realize the future benefits indicated by such assets. A valuation allowance related to a deferred tax asset is recorded when it is more likely than not that some or the entire deferred tax asset will not be realized.
SEGMENT REPORTING
     The Company’s chief operating decision-maker evaluates the performance of the Company based upon revenues and expenses by functional areas as disclosed in the Company’s statements of operations.
BASIC AND DILUTED LOSS PER SHARE
     Basic loss per share is calculated by dividing income available to stockholders by the weighted-average number of common shares outstanding during each period. Diluted loss per share is computed using the weighted average number of common and dilutive common share equivalents outstanding during the period. There are no outstanding shares issuable pursuant to common shares equivalents at December 31, 2009.
USE OF ESTIMATES
     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Significant estimates made by management include, but are not limited to, the useful life of property and equipment and whether the value attributed to the movie scripts is impaired. Actual results will differ from these estimates.

IMPAIRMENT OF LONG-LIVED ASSETS
     The Company reviews long-lived assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recovered. In such circumstances, the Company will estimate the future cash flows expected to result from the use of the asset and its eventual disposition. Future cash flows are the future cash inflows expected to be generated by an asset less the future outflows expected to be necessary to obtain those inflows. If the sum of the expected future cash flows (undiscounted and without interest charges) is less than the carrying amount of the asset, the Company will recognize an impairment loss to adjust to the fair value of the asset.
CASH AND CASH EQUIVALENTS
     Cash and cash equivalents include all highly liquid investments with maturities of three months or less when purchased.
RECENT ACCOUNTING PRONOUNCEMENTS
     In December 2010, the FASB amended its existing guidance for goodwill and other intangible assets. This authoritative guidance modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if there are qualitative factors indicating that it is more likely than not that a goodwill impairment exists. The qualitative factors are consistent with the existing guidance which requires goodwill of a reporting unit to be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. This authoritative guidance becomes effective for the Company in fiscal 2012. The implementation of this authoritative guidance is not expected to have a material impact on the Company’s financial position or results of operations.
     In December 2010, the FASB issued authoritative guidance on business combinations. This authoritative guidance requires a public entity that presents comparative financial statements to disclose the revenue and earnings of the combined entity as though the business combinations that occurred during the current year had occurred as of the beginning of the prior annual reporting period. In addition, this authoritative guidance expands the supplemental pro forma disclosures to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. This authoritative guidance is effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. The Company will comply with this authoritative guidance in fiscal 2012.
     In January 2010, the FASB issued authoritative guidance for fair value measurements, which requires additional disclosures and clarifications to existing disclosures. This authoritative guidance requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and also to describe the reasons for these transfers. This authoritative guidance also requires enhanced disclosure of activity in Level 3 fair value measurements. The new disclosures and clarifications of existing disclosures for Level 1 and Level 2 fair value measurements became effective for the Company in the second quarter of fiscal 2010. Disclosures regarding activity within Level 3 fair value measurements become effective the first interim reporting period beginning after December 15, 2010. The Company will comply with this authoritative guidance in the second quarter of fiscal 2011.
     Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date are not expected to have a material impact on the consolidated financial statements upon adoption.

PROPRIETY INTEREST IN MOVIE RIGHTS
     In May 2003, the Company acquired the rights to two (2) movie scripts which are recorded at the trading value of the shares issued in consideration thereof. The scripts were acquired from two individuals who had contracted with the Company to produce the film, including the use of certain equipment to produce these films.
     There can be no assurance that we will be able to develop these scripts into motion pictures, and, if were able to do that, there can be no assurance that any such movies would be profitable to us.
PROPERTY AND EQUIPMENT HELD FOR SALE
     Pursuant to a settlement agreement with Delta Dade Recycling Corp. (“DD”), the Company received certain equipment with a carrying value of $70,000, which is included in its equipment held for sale at December 31, 2009. The Company intends to dispose or lease the property and equipment.
RECLASSIFICATIONS
     Certain Reclassifications of the prior years’ financial statements have been made to conform to the current year’s presentation.
NOTE 3
RELATED PARTY TRANSACTIONS
     From October 5, 2010 through the December 31, 2010, the Company is leasing its office space from a company owned by our Chief Operating Officer’s company; namely, Electronic Merchant Systems Rochester, Inc., for approximately $1,800 during the subject period.
     During the period ended December 31, 2010, the Company’s Co-President and Chief Executive Officer and the Company’s Co-President and Chief Operating Officer extended the Company various advances between October 5, 2010 and December 31, 2010. These advances totaled $55,000. The repayment of these advances has not been formally arranged as of the date of this report; however, these advances will not bear interest and will not have a definitive repayment schedule.
     More likely than not, the Company will settle with its principal senior executive offices by issuing them stock, respectively, for their advances.
NOTE 4
NOTE PAYABLE
     We issued a note payable to one of our non-affiliated shareholders, Panetta Development Corp., a Florida corporation, for $25,000, which represented its further investment in us.
     We do not have any formal arrangement or understanding with Panetta Development Corp., and, we expect to settle that certain note by issuing Panetta Development Corp. shares in us.
NOTE 5
LITIGATION
     The purchaser of the recycling center claims that the Company and its chief executive officer owe them approximately $25,000 pursuant to the sale agreement. The Company counterclaims the recovery of the recycling center or the receipt of the balance due under the initial sale contract of $450,000. The

Company has provided for a full valuation on the receivable of $450,000 due from the purchaser. Management cannot predict the outcome of such litigation at this time but it believes that it will not have a significant impact on its financial statements.
     The Company is a party to the following legal proceedings:
A. The action was instituted on July 20, 2005, against Eric P. Stein, City First Mortgage, MSJ Investors, LLC and Eric P. Stein Trustee of the Poinciana Trust Agreement, and arose as result of the fraudulent conduct of the Defendants in falsely attaching to certain Deed descriptions of lots conveying 30 lots owned by the Company to Eric P. Stein Trustee of the Poinciana Trust Agreement, MSJ Investors, LLC and Eric. P. Stein.
     The Company is seeking recovery of the lots as well as damages and is further asserting that the false actions by the mortgagor lender employees in conveying the valuable lots to the benefit of the mortgagor constituted a bonus to the lender which has caused the mortgage by City First to be usurious and therefore subject to the provisions of Fla.Stat. 687.071 or in the alternative subject to a violation of Fla.Stat. 687.04, which provides for an award of damages of double the interest charge which would approximate two million dollars. The litigation is presently ongoing.
B. A lawsuit pending in the Circuit Court of the 11th Judicial Circuit, in and for Miami-Dade County, Florida, Case No. 05-3063 CA 01 5, wherein the company is a Defendant/Counter-plaintiff and its President is a Cross-plaintiff.
     The Counterclaim and Cross-claim seek recovery of the recycling center or payment of $450,000, the balance due since the Company has received only $1,050,000 of the sale price of $1,500,000.
     The original contract of sale provided for recovery of the property in the event of default of payment by the purchaser. Pursuant to the agreement the Company has recorded the Deed which was placed in escrow as security and is now the owner of the property subject to the final adjudication of the matter by the Court.
C. A lawsuit instituted by the Company and its President in the Circuit Court of the 11th Judicial Circuit, in and for Miami-Dade County, Florida, Case No. 05-17984 CA for abuse of process, breach of contract and conspiracy to defraud as against Karen Thomas Christensen Trust; Quality Affordable Construction, LLC, Southwest Management Affiliates, Inc., Gerry Christensen, William Moon and Wynn Westmoreland, resulting from the filing by The Karen Thomas Christensen Trust, Quality Affordable Construction, LLC and Southwest Management Affiliates, Inc. of Case No. 2005 CA 2390, in Polk County, Florida, seeking to falsely impose upon the Company payment of interest paid by them which accrued prior to the time the Company was assigned the purchase contract of the 266 lots in Poinciana, Florida, in consideration of the Company obtaining financing for purchase of the lots.
     The company fulfilled its obligations and provided the financing and it now seeks damages against the Defendants for abuse of process by the Defendants.
D. A lawsuit instituted by Quality Affordable Construction, LLC, Southwest Management Affiliates, Inc. and Karen Thomas Christensen Trust against us, on July 6, 2005 in the Circuit Court of the 10th Judicial Circuit in and for Polk County, Florida for the repayment of its $85,000 initial deposit on certain lots located in Polk County, Florida. The initial deposit is included in the other liability in the accompanying financial statement. Management contends that this amount is not immediately due but will be repaid as a percentage of the return on the sale of the land held for sale. On August 22, 2006, the Company was released from further action and has been dismissed from this lawsuit with prejudice.

E. Distribution Management Services, Inc., a Florida Corporation and Leo Greenfield vs. City First Mortgage, a Florida Corporation; Eric Stein, ESQ; Eric Stein, PA, a Professional Association; Eric P. Stein Trustee of the Poinciana Trust Agreement U/A/D May 6, 2005; MSJ Investors, LLC, a Florida Limited liability Company; Howard Podolsky; BJJS Investment, LLC; Scheck Alpha, LP; Gary M. Mars Revocable Trust; Ariella V. Mars; Quality Affordable Constructions, LLC, a Florida Limited Liability Company; Southwest Management Affiliates, Inc., a Nevada Corporation; and Karen Thomas Christensen Trust — Cases No. 05-14663 CA 22, 05-24653 CA 22 and 06-16126 CA 11 (now 22), Miami-Dade County, Florida.
F. The Company filed a complaint against Defendant City First Mortgage, Howard Podolsky, Eric Stein and MSJ Investors for violation of the Florida Criminal Usury Statute by exceeding 45% interest per annum by transferring certain parcel of lots to themselves and the fraudulent conveyance of additional lots during the closing and acquisition of certain land in Polk County, Florida through a mortgage that we have obtained from City First Mortgage. Additionally, we filed a complaint against City First Mortgage for breach of contract for failure and refusal to conform to the provisions of the mortgage. We also filed a complaint against City First Mortgage, Eric Stein, Eric Stein, PA, Stein Trustee, MSJ Investor, Howard Podolsky, BJJS Investment, Scheck Alpha, Gary Mars Revocable Trust and Ariella Mars for conspiracy to defraud us from the wrongful conveyance of certain parcel of lots in Polk County, Florida. We plan to vigorously continue to endeavor our position to seek damages that was caused by these violations.
G. The Company filed a complaint against Quality Affordable Constructions, LLC, a Florida Limited Liability Company; Southwest Management Affiliates, Inc., a Nevada Corporation; and Karen Thomas Christensen Trust for wrongful filing of a Notice of Lis Pendens and was recorded on the Polk County lots in June 2005. On August 22, 2006, we were released from further action and have been dismissed from this lawsuit with prejudice.
H. The Company and Leo Greenfield filed a lawsuit vs. Gerald J. Houlihan, Thomas J. Northcutt and Kayelynne, Northcutt- Florida Bar No. 186866 Miami-Dade County, Florida.
     The Company filed a complaint for wrongfully and maliciously use of the legal processes of the Court to garnish and freeze our bank accounts on or about December 19, 2005 against the defendants. The Court, upon Motion made by us dissolved the wrongful Writ of Garnishment and ordered that our bank accounts be released from the Writ of Garnishment. We plan to vigorously continue to endeavor our position to seek damages that was caused by this violation.
I. The Company filed a suit filed in June 2004 in the Circuit Court, in and for Miami-Dade County, Florida, Case No.04-13256 CA 20, Distribution Management Services, Inc. v. Sun Recycling, LLC, alleging wrongful possession, unlawful entry and detention and seeking possession of the property, damages and attorneys’ fees.
J. A suit was filed in February 2004 in the Circuit Court, in and for Miami-Dade County, Florida, Case No. 04-3063-CA015, Southern Waste Systems, Ltd. v. Distribution Management Services, Inc., for payment of recycling related fees allegedly due SWS which are being held by DMS. On May 19, 2004, a hearing was held before a special master seeking a temporary restraining order against these individuals so that DMS can have access to and continue the business at the recycling center. The court deferred any ruling and the entire matter before the court will be heard by the special master on July 26, 2004 with a final ruling expected soon thereafter. The assignment of the operator’s permit to DMS by DERM is currently pending. There are no assurances given that DMS will prevail in the litigation.
K. A lawsuit was instituted on October 3, 2005 by Newgate Atlantic Holdings, Inc. against the Company for specific preference of the sale of two lots located in Polk County, Florida for $25,000. The lawsuit is pending in the Circuit Court of the 10th Judicial Circuit in and for Polk County, Florida. The Company asserts that the lots were not specified timely by the purchaser, and accordingly, the Company is not obligated to sell such lots at the specified price. Should an adverse judgment be entered against the Company, it would recognize a loss of approximately $10,000. The Company believes that this lawsuit is without merit and that it will not result in losses material to it.
L. On April 8, 2010, one of our principal shareholders, Christopher Cardillo, filed an action in the Superior Court of New jersey, Camden Vicinage, against the Company, Chancellor Development Properties, Inc., a Florida corporation, our President, Leo Greenfield, our Vice-President, Barbara Greenfield, our Corporate Secretary and Director, Maria Elena Lopez de Mendoza, and the Executive Advisor to the Company’s Chairman of the Board, Randolph S. Hudson. The action seeks damages related to the Company’s alleged default under a real estate agreement and alleging fraud against certain of the Company’s offices.
     On May 13, 2010, the Plaintiff was awarded a judgment-by-default against the defendants. The Company and the defendants, respectively, are considering their options and remedies available at law in order to appropriately respond to the Complaint and the subsequent default judgment.
     On June 10, 2010, the Plaintiff motioned the Circuit Court in the Seventh Judicial Circuit in and for Putnam County, Florida to enter the New Jersey judgment against the defendant in Putnam County, Florida. The Florida Court subsequently entered said judgment, although without a sister-state proceeding, against all of the defendants.
NOTE 6
SUBSEQUENT EVENTS
     On or about January 31, 2010, the Company’s principal senior executive officers, with unanimous approval by the Board of Directors, re-domiciled the Company from Florida to Delaware. Following its re-domestication to Delaware, the Company chose to use the name “DMS Florida, Inc.” (the “Company”)in the State of Delaware. Contemporaneously with that re-domestication, the Company formed two subsidiaries in Delaware. The first subsidiary was named “DMS Merger Subsidiary, Inc.” (“DMSD”) and the second subsidiary was named “Corporate Management Solutions, Inc.” (“CMS”).
     Pursuant to the terms of Section 251(g) of the General Corporation Law of Delaware, we effected a reorganization; whereby, the Company merged into DMSD and, thereafter, with CMS.
     CMS survived the merger and reorganization.
     On February 15, 2011, CUSIP Global Services issued DMSD a new CUSIP number. DMSD’s new CUSIP number is 233257 104, and our new ISN number is US2332571049.
     On January 31, 2011, as the result of the Company’s re-domestication to Delaware — and the subsequent reincorporation therein — the only remaining officers of the Company are our Co-President and Chief Executive Officer, Randolph S. Hudson, our Co-President and Chief Operating Officer, Michael P. Grande, and our Senior Vice-President, Acting Chief Administrative Officer, and Acting Corporate Secretary, Dean M. Denton.
     Mr. Hudson and Mr. Grande are the only two persons serving on our Board of Directors following the reorganization and merger.
NOTE 7
SHAREHJOLDERS’ EQUITY
     As the result of our extraordinary losses due to those certain judgments awarded against us (and certain other defendants), our shareholders’ equity is negative.

     Pursuant to the requirements of the Commission Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
BY ORDER OF THE BOARD OF DIRECTORS:
Dated: February 28, 2011

DMS FLORIDA, INC.

Randolph S. Hudson
Acting Chairman of the Board Co-President Chief Executive Officer Acting Treasurer Acting Chief Financial Officer